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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08363

     Evergreen Select Equity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for two of its series, Evergreen Special Equity Fund and Evergreen Strategic Growth Fund, for the year ended September 30, 2006. These two series have a September 30 fiscal year end.

Date of reporting period: September 30, 2006

Item 1 - Reports to Stockholders.

Evergreen Special Equity Fund

Evergreen

SPECIAL EQUITY FUND

Annual Report
as of September 30, 2006

Evergreen Investments
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
7	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
November 2006

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Special Equity Fund, covering the twelve-month period ended September 30, 2006.

While the U.S. economy demonstrated remarkable resilience throughout the fiscal year, the equity markets fought through sometimes volatile and uncertain periods before finally finishing on a strong note in the closing months of the period. During the year, investors took encouragement from two developments: the relaxation of oil and gas prices, which had reached record heights by early July; and the decision of the U.S. Federal Reserve Board (“Fed”) to pause in its cycle of rate hikes that had seen short-term interest rates rise from 1.00% to 5.25% since June 2004. Led by large-company shares, the stock market rallied sharply in the summer months, lifting the Dow Jones Industrial Average to a near all-time high by the end of the period, although the broader-based Standard & Poor’s 500 Index remained well below its record level.

The domestic economy frequently showed its strength and flexibility throughout the fiscal year. Demand growth was particularly robust in early 2006, with Gross Domestic Product surging by more than 5% in the first quarter of the period. Growth then decelerated to an annualized rate of approximately 2.5% in the second quarter of the period, as speculative activity diminished in the nation’s housing market. Yet healthy levels of growth in personal consumption and business investment enabled demand to grow at more historically average rates, enabling the overall economy to absorb the comparative weakness in housing from prior year levels. In addition, energy prices fell dramatically in the waning months of the fiscal period, boosting consumer confidence and brightening the prospects for lower inflation in the months ahead. Indeed, monetary officials at the Fed seemed to agree, as the moderation in housing and energy highlighted their decisions to hold interest rates steady at their most recent policy meetings.

Equities generally delivered positive returns for the entire twelve month period, albeit with considerable interim volatility. Driven by

1

LETTER TO SHAREHOLDERS continued

attractive valuations, large-cap stocks gained the performance edge over mid-cap and small-cap stocks during the investment period, while value continued to outpace growth. Stock performance, however, was very uneven from sector to sector within the domestic market, which generally fell short of the returns generated internationally.

In this environment, the management teams of Evergreen’s actively managed domestic equity funds tended to emphasize higher-quality companies with solid balance sheets, healthy cash flows and more consistent profitability. The management team for the Evergreen Strategic Growth Fund, for example, kept sector weightings close to those of the benchmark Russell 1000 Growth Index, but emphasized fundamental, bottom-up stock selection within each sector. During the same period, the team responsible for the Evergreen Special Equity Fund employed a diversified core strategy combining both value and growth styles in selecting from a universe of small-cap stocks. This investment approach relies largely on quantitative analysis for security selection.

While challenges and concerns may periodically surface to weigh on investor sentiment, we believe the fundamental backdrop for long-term investors remains solid. As always, we encourage investors to maintain diversified investment strategies, including allocations to equity funds, for their long-term portfolios.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

2

Notice to Shareholders:

• The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

• Money market funds;

• Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

• Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

• Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

• Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:

• Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

• Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fundcs short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

• Effective April 2, 2007, the “Reinstatement Privileges” described in the Fund’s prospectus are eliminated.

3

FUND AT A GLANCE

as of September 30, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2006.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 3/15/1994
	Class A	Class B	Class C	Class I	Class IS
Class inception date	8/30/1999	8/30/1999	8/30/1999	3/15/1994	3/15/1994

Nasdaq symbol	ESEAX	ESEBX	ESQCX	ESDDX	ESSEX

Average annual return*

1-year with sales charge	-1.88%	-1.56%	2.36%	N/A	N/A

1-year w/o sales charge	4.13%	3.44%	3.36%	4.45%	4.27%

5-year	5.45%	5.66%	5.97%	7.04%	6.78%

10-year	8.12%	8.23%	8.22%	9.08%	8.81%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on Class IS. Historical performance shown for Class IS prior to 7/27/1998 is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Special Equity Fund and reflects the 0.25% 12b-1 fee applicable to Classes A and IS at that time. Historical performance shown for Class I prior to 7/27/1998 is based on the performance of the Class Y shares of the fund’s predecessor fund. The performance has not been adjusted to reflect the differences in each class’ 12b-1 fee. The fund incurs 12b-1 fees of 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not and Class Y did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Special Equity Fund Class A shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 4.13% for the twelve-month period ended September 30, 2006, excluding any applicable sales charges. During the same period, the Russell 2000 Growth returned 5.88%.

The fund seeks capital growth.

For the twelve months ended September 30, 2006, the fund performed positively, but nevertheless trailed the Russell 2000 Growth, a benchmark for small-cap growth stocks. The index rose during a fiscal year that saw considerable volatility in the market, with value-oriented investing strategies tending to maintain their performance edge over growth styles. The fund invests principally in a full range of small-cap growth stocks, using a disciplined stock selection process based on propriety research and analysis of company fundamentals and market data. This strategy is principally quantitative and objective in nature, as we seek to identify stocks that are attractive on the basis of valuation, quality and sentiment.

An example of this process can be seen in our decision in November 2005 to add Atmel Corp., a Silicon Valley semiconductor maker, to the portfolio. This company had strengthened its balance sheet and gained favor with Wall Street analysts, returning more than 50% in the previous three months. We still believed the stock was attractively valued, based on its cash flow and its stock price relative to similar companies. After we established the position, Atmel twice reported earnings that exceeded expectations and the stock rose by more than 190% through the end of the fiscal year on September 30. In contrast, in late 2005 we sold the position in Parametric Technology, a Massachusetts-based software company that had been overweighted at the start of the fiscal year. While the stock was somewhat attractive in terms of quality and valuation, we believed its growth prospects and market sentiment were receding relative to similar companies. Subsequent to our decision, the company reported disappointing earnings and its stock declined by about 20% through June 2006. While Parametric had a positive earnings report later in the summer and the stock rallied, we believe it remained unattractive because of our view of its earnings quality and weak growth prospects.

Stock selection rather than sector weightings, tended to have the greater influence on relative performance, consistent with what one might expect with a risk-conscious

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2006, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY continued

strategy such as ours. The fund’s holdings had strong performance in four of ten sectors, with the most significant advantages in health care, consumer discretionary and consumer staples. Among our health care holdings, stocks that had the greatest positive influence on results included equipment maker Hologic and American Retirement Corp., which operates a chain of residential communities for seniors. Consumer-oriented holdings that performed well included specialty retailer Gymboree, Choice Hotels and convenience store operator Pantry, Inc. Our selections in energy also outperformed, led by oilfield services company Veritas DGC.

While the telecommunications sector was a small part of both the portfolio and the benchmark, our selections in that area lagged the benchmark by a substantial margin. However, disappointments among our selections in the financials and information technology sectors had a greater overall negative impact on performance. Financial holdings that detracted from results included Universal American Financial, a health and life insurance company specializing in products for the senior market, and Corus Bankshares, a Chicago-based bank holding company. Technology holdings that held back performance included Optimal Group, which develops automated check-out systems for the retailing industry, and PortalPlayers, which produces multi-media systems for portable media players, computer notebooks and other devices. Another noteworthy disappointment was the investment in Eagle Materials, which produces a variety of building materials, including gypsum wallboard and concrete.

6

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 to September 30, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2006	9/30/2006	Period*

Actual
Class A	$ 1,000.00	$ 899.47	$ 7.76
Class B	$ 1,000.00	$ 896.67	$ 11.17
Class C	$ 1,000.00	$ 895.98	$ 11.17
Class I	$ 1,000.00	$ 900.83	$ 6.43
Class IS	$ 1,000.00	$ 899.87	$ 7.67
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,016.90	$ 8.24
Class B	$ 1,000.00	$ 1,013.29	$ 11.86
Class C	$ 1,000.00	$ 1,013.29	$ 11.86
Class I	$ 1,000.00	$ 1,018.30	$ 6.83
Class IS	$ 1,000.00	$ 1,017.00	$ 8.14

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.63% for Class A, 2.35% for Class B, 2.35% for Class C, 1.35% for Class I and 1.61% for Class IS), multiplied by the average account value over the period, multiplied by 183 / 365 days.

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS A	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 13.06	$ 11.56	$ 10.86	$ 7.57	$ 9.83

Income from investment operations
Net investment income (loss)	(0.16)[1]	(0.14)	(0.14)[1]	(0.10)[1]	(0.06)
Net realized and unrealized gains or losses on investments	0.70	1.64	0.84	3.39	(2.20)

Total from investment operations	0.54	1.50	0.70	3.29	(2.26)

Net asset value, end of period	$ 13.60	$ 13.06	$ 11.56	$ 10.86	$ 7.57

Total return[2]	4.13%	12.98%	6.45%	43.46%	(22.99%)

Ratios and supplemental data
Net assets, end of period (thousands)	$40,018	$86,673	$87,240	$56,644	$26,727
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.62%	1.62%	1.57%	1.57%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.62%	1.62%	1.57%	1.62%	1.49%
Net investment income (loss)	(1.12%)	(1.01%)	(1.20%)	(1.14%)	(0.61%)
Portfolio turnover rate	105%	138%	221%	149%	164%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges
See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS B	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 12.50	$ 11.14	$ 10.54	$ 7.40	$ 9.67

Income from investment operations
Net investment income (loss)	(0.24)[1]	(0.21)[1]	(0.22)[1]	(0.16)[1]	(0.15)
Net realized and unrealized gains or losses on investments	0.67	1.57	0.82	3.30	(2.12)

Total from investment operations	0.43	1.36	0.60	3.14	(2.27)

Net asset value, end of period	$ 12.93	$ 12.50	$ 11.14	$ 10.54	$ 7.40

Total return[2]	3.44%	12.21%	5.69%	42.43%	(23.47%)

Ratios and supplemental data
Net assets, end of period (thousands)	$23,808	$28,546	$33,438	$34,722	$28,404
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.33%	2.32%	2.27%	2.28%	2.01%
Expenses excluding waivers/reimbursements and expense reductions	2.33%	2.32%	2.27%	2.33%	2.24%
Net investment income (loss)	(1.81%)	(1.71%)	(1.90%)	(1.83%)	(1.35%)
Portfolio turnover rate	105%	138%	221%	149%	164%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges
See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS C	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 12.50	$ 11.14	$ 10.53	$ 7.40	$ 9.67

Income from investment operations
Net investment income (loss)	(0.24)[1]	(0.21)[1]	(0.22)[1]	(0.16)[1]	(0.16)
Net realized and unrealized gains or losses on investments	0.66	1.57	0.83	3.29	(2.11)

Total from investment operations	0.42	1.36	0.61	3.13	(2.27)

Net asset value, end of period	$ 12.92	$ 12.50	$ 11.14	$ 10.53	$ 7.40

Total return[2]	3.36%	12.21%	5.79%	42.30%	(23.47%)

Ratios and supplemental data
Net assets, end of period (thousands)	$11,572	$15,080	$19,678	$18,723	$13,982
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.34%	2.32%	2.27%	2.28%	2.01%
Expenses excluding waivers/reimbursements and expense reductions	2.34%	2.32%	2.27%	2.33%	2.24%
Net investment income (loss)	(1.81%)	(1.71%)	(1.90%)	(1.83%)	(1.36%)
Portfolio turnover rate	105%	138%	221%	149%	164%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges
See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS I	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 13.48	$ 11.89	$ 11.14	$ 7.74	$ 10.02

Income from investment operations
Net investment income (loss)	(0.12)[1]	(0.09)[1]	(0.11)[1]	(0.07)[1]	(0.04)
Net realized and unrealized gains or losses on investments	0.72	1.68	0.86	3.47	(2.24)

Total from investment operations	0.60	1.59	0.75	3.40	(2.28)

Net asset value, end of period	$ 14.08	$ 13.48	$ 11.89	$ 11.14	$ 7.74

Total return	4.45%	13.37%	6.73%	43.93%	(22.75%)

Ratios and supplemental data
Net assets, end of period (thousands)	$91,961	$149,132	$259,438	$247,412	$214,871
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.33%	1.31%	1.27%	1.28%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	1.33%	1.31%	1.27%	1.33%	1.24%
Net investment income (loss)	(0.81%)	(0.72%)	(0.90%)	(0.82%)	(0.36%)
Portfolio turnover rate	105%	138%	221%	149%	164%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS IS	2006	2005	2004	2003	2002

Net asset value, beginning of period	$13.10	$11.59	$10.89	$ 7.59	$ 9.84

Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.12)[1]	(0.14)[1]	(0.09)[1]	(0.07)
Net realized and unrealized gains or losses on investments	0.71	1.63	0.84	3.39	(2.18)

Total from investment operations	0.56	1.51	0.70	3.30	(2.25)

Net asset value, end of period	$13.66	$13.10	$11.59	$10.89	$ 7.59

Total return	4.27%	13.03%	6.43%	43.48%	(22.87%)

Ratios and supplemental data
Net assets, end of period (thousands)	$2,689	$2,916	$3,456	$2,878	$3,107
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.59%	1.57%	1.52%	1.53%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.59%	1.57%	1.52%	1.58%	1.49%
Net investment income (loss)	(1.05%)	(0.96%)	(1.15%)	(1.07%)	(0.60%)
Portfolio turnover rate	105%	138%	221%	149%	164%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

September 30, 2006
	Shares	Value

COMMON STOCKS 98.1%
CONSUMER DISCRETIONARY 15.7%
Auto Components 0.5%
Accuride Corp. * (p)	79,118	$871,089

Diversified Consumer Services 1.4%
ITT Educational Services, Inc. *	15,879	1,052,778
Jackson Hewitt Tax Service, Inc.	43,412	1,302,794

		2,355,572

Hotels, Restaurants & Leisure 3.2%
Chipotle Mexican Grill, Inc., Class A *	11,263	561,267
Denny’s Corp. *	247,416	843,689
Dover Downs Gaming & Entertainment, Inc. (p)	75,117	912,672
IHOP Corp. (p)	22,008	1,020,071
Morgans Hotel Group Co. * (p)	74,599	932,487
Papa John’s International, Inc. * (p)	31,414	1,134,359

		5,404,545

Household Durables 0.8%
Kimball International, Inc. (p)	72,767	1,404,403

Media 1.3%
Emmis Communications Corp. * (p)	74,794	916,226
Readers Digest Association, Inc. (p)	99,760	1,292,890

		2,209,116

Multi-line Retail 0.3%
Conn’s, Inc. * (p)	25,289	527,781

Specialty Retail 6.3%
Aaron Rents, Inc., Class B (p)	41,520	954,130
Charlotte Russe Holdings, Inc. *	42,137	1,160,453
Christopher & Banks Corp. (p)	47,115	1,388,950
Dress Barn, Inc. *	68,315	1,490,633
Gymboree Corp. *	50,783	2,142,027
Pantry, Inc. * (p)	20,994	1,183,432
Payless Shoesource, Inc. *	40,982	1,020,452
Select Comfort Corp. * (p)	60,650	1,327,022

		10,667,099

Textiles, Apparel & Luxury Goods 1.9%
Deckers Outdoor Corp. * (p)	38,978	1,844,439
Skechers USA, Inc. *	61,887	1,454,963

		3,299,402

CONSUMER STAPLES 3.1%
Beverages 0.5%
MGP Ingredients, Inc.	34,211	727,668

Food & Staples Retailing 0.7%
Smart & Final, Inc. *	70,018	1,195,207

See Notes to Financial Statements
		13

SCHEDULE OF INVESTMENTS continued

September 30, 2006
	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.1%
Delta & Pine Land Co. (p)	26,058	$1,055,349
Premium Standard Farms, Inc.	43,640	831,342

		1,886,691

Personal Products 0.8%
NBTY, Inc. *	47,301	1,384,501

ENERGY 6.9%
Energy Equipment & Services 4.5%
Grey Wolf, Inc. * (p)	257,521	1,720,240
Hornbeck Offshore Services, Inc. * (p)	31,022	1,039,237
Parker Drilling Co. * (p)	169,978	1,203,444
Pioneer Drilling Co. * (p)	107,244	1,377,013
Veritas DGC, Inc. *	35,359	2,327,330

		7,667,264

Oil, Gas & Consumable Fuels 2.4%
Helix Energy Solutions, Inc. * (p)	41,841	1,397,489
Holly Corp	29,897	1,295,437
Swift Energy Co. * (p)	31,444	1,314,988

		4,007,914

FINANCIALS 8.5%
Commercial Banks 1.1%
Independent Bank Corp. (p)	39,592	961,284
Pacific Capital Bancorp (p)	32,124	866,384

		1,827,668

Consumer Finance 2.0%
Asta Funding, Inc. (p)	43,680	1,637,563
World Acceptance Corp. *	39,272	1,727,183

		3,364,746

Insurance 2.9%
Delphi Financial Group, Inc. (p)	15,434	615,508
Direct General Corp. (p)	59,217	797,061
Ohio Casualty Corp.	43,115	1,115,385
Reinsurance Group of America, Inc.	25,911	1,345,558
Zenith National Insurance Corp.	26,242	1,046,793

		4,920,305

Real Estate Investment Trusts 0.6%
Getty Realty Corp.	34,773	1,018,154

Thrifts & Mortgage Finance 1.9%
Accredited Home Lenders Holding Co. *	22,659	814,364
Corus Bankshares, Inc. (p)	46,449	1,038,600
PFF Bancorp, Inc.	39,040	1,446,042

		3,299,006

See Notes to Financial Statements
14

SCHEDULE OF INVESTMENTS continued

September 30, 2006
	Shares	Value

COMMON STOCKS continued
HEALTH CARE 20.1%
Biotechnology 5.5%
Arena Pharmaceuticals, Inc. * (p)	101,808	$1,219,660
ArQule, Inc. *	198,299	834,839
Cell Genesys, Inc. *	184,421	842,804
Enzon Pharmaceuticals, Inc. * (p)	115,862	955,862
Incyte Corp. * (p)	256,128	1,083,421
Lexicon Genetics, Inc. * (p)	241,136	909,083
Medarex, Inc. * (p)	96,468	1,036,066
Myriad Genetics, Inc. * (p)	40,950	1,009,417
Pharmion Corp. * (p)	52,162	1,124,091
Tercica, Inc. * (p)	76,360	406,999

		9,422,242

Health Care Equipment & Supplies 7.2%
Anika Therapeutics, Inc. *	59,471	792,749
Candela Corp. *	81,787	892,296
Dade Behring Holdings, Inc.	27,133	1,089,661
Greatbatch, Inc. * (p)	50,369	1,139,347
HealthSpring, Inc. *	62,961	1,211,999
Hologic, Inc. * (p)	32,560	1,417,011
ICU Medical, Inc. * (p)	25,925	1,179,069
Immucor, Inc. *	78,137	1,751,050
NeuroMetrix, Inc. * (p)	6,684	127,063
Palomar Medical Technologies, Inc. * (p)	38,192	1,611,702
Zoll Medical Corp. *	30,623	1,099,060

		12,311,007

Health Care Providers & Services 3.6%
AMERIGROUP Corp. * (p)	43,927	1,298,043
Magellan Health Services, Inc. *	26,840	1,143,384
Molina Healthcare, Inc. * (p)	48,473	1,714,005
Odyssey HealthCare, Inc. * (p)	51,782	734,269
Sierra Health Services, Inc. * (p)	30,233	1,144,017

		6,033,718

Life Sciences Tools & Services 1.1%
Molecular Devices Corp. (p)	24,975	461,788
PAREXEL International Corp. *	43,931	1,453,677

		1,915,465

Pharmaceuticals 2.7%
Alpharma, Inc.	62,428	1,460,191
K-V Pharmaceutical Co., Class A * (p)	85,568	2,027,961
Sciele Pharma, Inc. * (p)	56,445	1,063,424

		4,551,576

See Notes to Financial Statements
		15

SCHEDULE OF INVESTMENTS continued

September 30, 2006
		Shares	Value

COMMON STOCKS continued
INDUSTRIALS 15.8%
Aerospace & Defense 0.8%
United Industrial Corp. (p)		24,818	$1,327,763

Air Freight & Logistics 0.5%
EGL, Inc. *		24,752	901,963

Airlines 0.9%
Continental Airlines, Inc., Class B * (p)		51,278	1,451,680

Building Products 0.9%
American Woodmark Corp. (p)		43,769	1,474,577

Commercial Services & Supplies 5.1%
Corporate Executive Board Co.		14,716	1,323,116
Jacuzzi Brands, Inc. *		196,556	1,963,594
Kforce, Inc. *		105,920	1,263,626
Korn/Ferry International * (p)		72,504	1,518,234
Spherion Corp. * (p)		145,848	1,042,813
United Stationers, Inc. *		33,403	1,553,573

			8,664,956

Electrical Equipment 2.2%
Regal-Beloit Corp. (p)		36,803	1,600,931
Thomas & Betts Corp. *		29,203	1,393,275
Vicor Corp. (p)		63,802	736,275

			3,730,481

Machinery 2.6%
Flow International Corp. * (p)		68,799	892,323
Mueller Industries, Inc.		39,564	1,391,466
Nordson Corp.		33,516	1,335,948
Oshkosh Truck Corp		17,458	881,105

			4,500,842

Road & Rail 1.6%
Amerco *		19,077	1,414,559
Celadon Group, Inc. * (p)		83,162	1,383,816

			2,798,375

Trading Companies & Distributors 1.2%
Applied Industrial Technologies, Inc.		47,732	1,164,661
WESCO International, Inc. *		14,033	814,335

			1,978,996

INFORMATION TECHNOLOGY	24.6%
Communications Equipment	0.9%
InterDigital Communications Corp. *		9,336	319,644
Polycom, Inc. *		47,571	1,166,917

			1,486,561

See Notes to Financial Statements
16

SCHEDULE OF INVESTMENTS continued

September 30, 2006
	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 2.1%
Brocade Communications Systems, Inc. * (p)	186,639	$1,317,671
Emulex Corp. *	79,698	1,448,113
Komag, Inc. * (p)	8,640	276,134
Western Digital Corp. * (p)	35,166	636,505

		3,678,423

Electronic Equipment & Instruments 3.2%
Coherent, Inc. * (p)	22,737	788,064
Kemet Corp. * (p)	118,606	957,150
Littelfuse, Inc. * (p)	21,105	732,344
Optimal Group, Inc., Class A * (p)	57,270	673,495
Orbotech, Ltd. *	32,241	764,112
Plexus Corp. *	27,630	530,496
TTM Technologies, Inc. *	83,614	978,284

		5,423,945

Internet Software & Services 3.0%
Digital Insight Corp. *	18,965	556,054
Digital River, Inc. * (p)	24,070	1,230,458
InfoSpace, Inc. * (p)	39,371	726,001
RealNetworks, Inc. * (p)	163,536	1,735,117
Websense, Inc. *	42,073	909,198

		5,156,828

IT Services 2.8%
Acxiom Corp.	64,425	1,588,720
MPS Group, Inc. * (p)	97,306	1,470,294
Sykes Enterprises, Inc. *	81,297	1,654,394

		4,713,408

Semiconductors & Semiconductor Equipment 6.6%
Advanced Energy Industries, Inc. * (p)	67,126	1,143,827
Atmel Corp. *	286,283	1,729,149
Cymer, Inc. * (p)	29,792	1,308,167
FEI Co. * (p)	68,456	1,445,106
IXYS Corp. * (p)	107,533	902,202
Micrel, Inc. * (p)	86,721	831,654
OmniVision Technologies, Inc. (p)	57,645	822,594
ON Semiconductor Corp. * (p)	179,780	1,057,107
Trident Microsystems, Inc. * (p)	41,840	973,198
Zoran Corp. * (p)	58,971	948,254

		11,161,258

Software 6.0%
Altiris, Inc. *	75,999	1,602,819
Aspen Technology, Inc. * (p)	92,677	1,012,033
FileNet Corp. *	20,057	698,585
See Notes to Financial Statements
		17

SCHEDULE OF INVESTMENTS continued

September 30, 2006
	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software continued
Informatica Corp. * (p)	60,294	$819,395
Mentor Graphics Corp.	71,893	1,012,253
MicroStrategy, Inc., Class A * (p)	18,129	1,846,076
MRO Software, Inc. *	25,760	661,259
Radiant Systems, Inc. * (p)	100,458	1,213,533
Sybase, Inc. * (p)	59,248	1,436,172

		10,302,125

MATERIALS 2.7%
Chemicals 0.6%
Arch Chemicals, Inc.	33,892	964,227

Construction Materials 0.7%
Eagle Materials, Inc.	35,471	1,194,663

Metals & Mining 1.4%
IPSCO, Inc.	14,952	1,295,890
Quanex Corp. (p)	37,196	1,128,899

		2,424,789

TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Centennial Communications Corp. (p)	112,661	600,483
Syniverse Holdings, Inc. * (p)	38,176	572,640

		1,173,123

Total Common Stocks (cost $161,428,342)		166,781,122

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 22.0%
U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Bill, 4.95%, 11/09/2006 ƒ †	$ 500,000	497,388

	Shares	Value

MUTUAL FUND SHARES 21.7%
Evergreen Institutional Money Market Fund (0)	4,301,235	4,301,235
Navigator Prime Portfolio (p) (p)	32,617,397	32,617,397

		36,918,632

Total Short-Term Investments (cost $37,416,020)		37,416,020

Total Investments (cost $198,844,362) 120.1%		204,197,142
Other Assets and Liabilities (20.1%)		(34,149,540)

Net Assets 100.0%		$170,047,602

See Notes to Financial Statements
18

SCHEDULE OF INVESTMENTS continued

September 30, 2006

*	Non-income producing security
(p)	All or a portion of this security is on loan.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
(0)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(p)(p)	Represents investment of cash collateral received from securities on loan.

The following table shows the percent of total long-term investments by sector as of September 30, 2006:

Information Technology	25.2%
Health Care	20.5%
Consumer Discretionary	16.0%
Industrials	16.1%
Financials	8.7%
Energy	7.0%
Consumer Staples	3.1%
Materials	2.7%
Telecommunication Services	0.7%

100.0%

See Notes to Financial Statements
19

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

Assets
Investments in securities, at value (cost $194,543,127) including $31,445,958 of
securities loaned	$199,895,907
Investments in affiliated money market fund, at value (cost $4,301,235)	4,301,235

Total investments	204,197,142
Receivable for securities sold	335,516
Receivable for Fund shares sold	144,589
Dividends receivable	100,745
Receivable for securities lending income	2,354
Prepaid expenses and other assets	20,232

Total assets	204,800,578

Liabilities
Payable for securities purchased	880,911
Payable for Fund shares redeemed	1,114,276
Payable for securities on loan	32,617,397
Payable for daily variation margin on open futures contracts	33,532
Due to custodian bank	34,136
Advisory fee payable	13,065
Distribution Plan expenses payable	3,994
Due to other related parties	4,307
Accrued expenses and other liabilities	51,358

Total liabilities	34,752,976

Net assets	$170,047,602

Net assets represented by
Paid-in capital	$159,474,439
Undistributed net investment loss	(8,518)
Accumulated net realized gains on investments	5,103,821
Net unrealized gains on investments	5,477,860

Total net assets	$170,047,602

Net assets consists of
Class A	$40,018,213
Class B	23,807,611
Class C	11,572,253
Class I	91,960,657
Class IS	2,688,868

Total net assets	$170,047,602

Shares outstanding (unlimited number of shares authorized)
Class A	2,943,239
Class B	1,841,810
Class C	895,461
Class I	6,529,701
Class IS	196,851

Net asset value per share
Class A	$13.60
Class A — Offering price (based on sales charge of 5.75%)	$14.43
Class B	$12.93
Class C	$12.92
Class I	$14.08
Class IS	$13.66

See Notes to Financial Statements
20

STATEMENT OF OPERATIONS

Year Ended September 30, 2006

Investment income
Dividends (net of foreign withholding taxes of $5,529)	$836,944
Income from affiliate	191,358
Securities lending	154,017
Interest	15,898

Total investment income	1,198,217

Expenses
Advisory fee	2,139,199
Distribution Plan expenses
Class A	219,837
Class B	276,267
Class C	132,801
Class IS	7,036
Administrative services fee	231,870
Transfer agent fees	502,099
Trustees’ fees and expenses	3,383
Printing and postage expenses	58,525
Custodian and accounting fees	70,535
Registration and filing fees	61,068
Professional fees	25,441
Interest expense	247
Other	9,449

Total expenses	3,737,757
Less: Expense reductions	(6,187)

Net expenses	3,731,570

Net investment loss	(2,533,353)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	43,854,550
Foreign currency related transactions	(55)
Futures contracts	512,114

Net realized gains on investments	44,366,609
Net change in unrealized gains or losses on investments	(27,253,242)

Net realized and unrealized gains or losses on investments	17,113,367

Net increase in net assets resulting from operations	$14,580,014

See Notes to Financial Statements
21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2006		2005

Operations
Net investment loss		$(2,533,353)		$(3,205,622)
Net realized gains on investments		44,366,609		48,495,845
Net change in unrealized gains or losses
on investments		(27,253,242)		(685,717)

Net increase in net assets resulting
from operations		14,580,014		44,604,506

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,198,981	16,963,829	1,382,911	17,276,555
Class B	130,472	1,752,014	223,804	2,670,254
Class C	105,039	1,399,865	239,952	2,880,306
Class I	1,107,886	16,085,169	2,576,925	32,692,010
Class IS	33,252	461,426	141,914	1,745,281

		36,662,303		57,264,406

Automatic conversion of Class B shares
to Class A shares

Class A	78,066	1,080,833	147,890	1,827,602
Class B	(81,849)	(1,080,833)	(153,908)	(1,827,602)

		0		0

Payment for shares redeemed
Class A	(4,970,347)	(70,725,117)	(2,443,186)	(30,410,094)
Class B	(490,731)	(6,477,663)	(788,022)	(9,375,191)
Class C	(416,331)	(5,432,379)	(800,354)	(9,514,940)
Class I	(5,639,325)	(80,084,577)	(13,328,321)	(170,715,293)
Class IS	(58,904)	(821,567)	(217,530)	(2,757,771)

		(163,541,303)		(222,773,289)

Net decrease in net assets resulting
from capital share transactions		(126,879,000)		(165,508,883)

Total decrease in net assets		(112,298,986)		(120,904,377)
Net assets
Beginning of period		282,346,588		403,250,965

End of period	$ 170,047,602		$ 282,346,588

Undistributed net investment loss		$(8,518)		$(8,052)

See Notes to Financial Statements
22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Special Equity Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

23

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

24

NOTES TO FINANCIAL STATEMENTS continued

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, net realized foreign currency gains or losses and dividends paid through share redemptions. During the year ended September 30, 2006, the following amounts were reclassified:

Paid-in capital	$3,018,815
Undistributed net investment loss	2,532,887
Accumulated net realized gains on investments	(5,551,702)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.92% and declining to 0.70% as average daily net assets increase.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2006, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund’s average daily net assets.

25

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2006, the Fund paid brokerage commissions of $1,278 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares, and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2006, EIS received $8,080 from the sale of Class A shares and $51,561, and $996 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $241,457,668 and $316,933,966, respectively, for the year ended September 30, 2006.

At September 30, 2006, the Fund had open long futures contracts outstanding as follows:

Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	September 30, 2006	Gain

December 2006	13 Russell 2000 Futures	$ 4,633,570	$ 4,758,650	$ 125,080

During the year ended September 30, 2006, the Fund loaned securities to certain brokers. At September 30, 2006, the value of securities on loan and the value of collateral amounted to $31,445,958 and $32,617,397, respectively.

On September 30, 2006, the aggregate cost of securities for federal income tax purposes was $199,014,189. The gross unrealized appreciation and depreciation on securities based on tax cost was $20,189,478 and $15,006,525, respectively, with a net unrealized appreciation of $5,182,953.

For income tax purposes, currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2006, the Fund incurred and will elect to defer post-October currency losses of $117.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2006, the Fund did not participate in the interfund lending program.

26

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed
	Long-term
Undistributed	Capital	Unrealized	Post-October
Ordinary Loss	Gain	Appreciation	Losses

$ 8,401	$ 5,398,728	$5,182,953	$117

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% .

During the year ended September 30, 2006, the Fund had average borrowings outstanding of $4,423 at an average rate of 5.58% and paid interest of $247.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

27

NOTES TO FINANCIAL STATEMENTS continued

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

28

NOTES TO FINANCIAL STATEMENTS continued

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. SUBSEQUENT DISTRIBUTIONS

On November 14, 2006, the Fund declared distributions from short term capital gains and long-term capital gains to shareholder of record on November 13, 2006. The per share amounts payable on November 15, 2006 are as follows:

	Short-term	Long-term
	Capital	Capital
	Gains	Gains

Class A	$0.0121	$0.5176
Class B	0.0121	0.5176
Class C	0.0121	0.5176
Class I	0.0121	0.5176

These distributions are not reflected in the accompanying financial statements.

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

29

NOTES TO FINANCIAL STATEMENTS continued

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Special Equity Fund, a series of Evergreen Select Equity Trust, as of September 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Special Equity Fund as of September 30, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2006
31

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Special Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

32

ADDITIONAL INFORMATION (unaudited) continued

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required

33

ADDITIONAL INFORMATION (unaudited) continued

to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency

34

ADDITIONAL INFORMATION (unaudited) continued

with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

The Trustees noted that the Fund had experienced relative underperformance over the one- and three-year periods ending May 31, 2006. EIMC reported to the Trustees that it believed the decline was attributable to a period of market performance that disfavored a number of the Fund’s investments, but that EIMC had confidence in the Fund’s portfolio management team and approach going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Other directorships: None	Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications); Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[5]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office.
Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees,
P.O. Box 20083, Charlotte, NC 28202.
2 Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.
3 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund’s investment advisor.
4 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
5 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

563836 rv4 11/2006

Evergreen Strategic Growth Fund

Evergreen

STRATEGIC GROWTH FUND

Annual Report
as of September 30, 2006

Evergreen Investments[SM]
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Strategic Growth Fund, covering the twelve-month period ended September 30, 2006.

While the U.S. economy demonstrated remarkable resilience throughout the fiscal year, the equity markets fought through sometimes volatile and uncertain periods before finally finishing on a strong note in the closing months of the period. During the year, investors took encouragement from two developments: the relaxation of oil and gas prices, which had reached record heights by early July; and the decision of the U.S. Federal Reserve Board (“Fed”) to pause in its cycle of rate hikes that had seen short-term interest rates rise from 1.00% to 5.25% since June 2004. Led by large-company shares, the stock market rallied sharply in the summer months, lifting the Dow Jones Industrial Average to a near all-time high by the end of the period, although the broader-based Standard & Poor’s 500 Index remained well below its record level.

The domestic economy frequently showed its strength and flexibility throughout the fiscal year. Demand growth was particularly robust in early 2006, with Gross Domestic Product surging by more than 5% in the first quarter of the period.

Growth then decelerated to an annualized rate of approximately 2.5% in the second quarter of the period, as speculative activity diminished in the nation’s housing market. Yet healthy levels of growth in personal consumption and business investment enabled demand to grow at more historically average rates, enabling the overall economy to absorb the comparative weakness in housing from prior year levels. In addition, energy prices fell dramatically in the waning months of the fiscal period, boosting consumer confidence and brightening the prospects for lower inflation in the months ahead. Indeed, monetary officials at the Fed seemed to agree, as the moderation in housing and energy highlighted their decisions to hold interest rates steady at their most recent policy meetings.

Equities generally delivered positive returns for the entire twelve month period, albeit with considerable interim volatility. Driven by

LETTER TO SHAREHOLDERS continued

attractive valuations, large-cap stocks gained the performance edge over mid-cap and small-cap stocks during the investment period, while value continued to outpace growth. Stock performance, however, was very uneven from sector to sector within the domestic market, which generally fell short of the returns generated internationally.

In this environment, the management teams of Evergreen’s actively managed domestic equity funds tended to emphasize higher-quality companies with solid balance sheets, healthy cash flows and more consistent profitability. The management team for the Evergreen Strategic Growth Fund, for example, kept sector weightings close to those of the benchmark Russell 1000 Growth Index, but emphasized fundamental, bottom-up stock selection within each sector. During the same period, the team responsible for the Evergreen Special Equity Fund employed a diversified core strategy combining both value and growth styles in selecting from a universe of small-cap stocks. This investment approach relies largely on quantitative analysis for security selection.

While challenges and concerns may periodically surface to weigh on investor sentiment, we believe the fundamental backdrop for long-term investors remains solid. As always, we encourage investors to maintain diversified investment strategies, including allocations to equity funds, for their long-term portfolios.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

Notice to Shareholders:

The Fund’s prospectus has been amended to make the following change to the Fund’s short-term trading policy effective April 2, 2007:

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of the Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short- term trading policy does not apply to:

Money market funds;

Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans:

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

There are certain limitations on the Fund’s ability to detect and prevent short- term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have immediate access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediary is applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Effective April 2, 2007, the “Reinstatement Privileges” described in the Fund’s prospectus are eliminated.

FUND AT A GLANCE

as of September 30, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• W. Shannon Reid, CFA

• David Chow, CFA

• Jay Zelko

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc. Morningstar’s style box is based on a portfolio date as of 9/30/2006.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/31/1994

	Class A	Class B	Class C	Class I	Class IS	Class R
Class inception date	5/11/2001	5/11/2001	5/11/2001	11/24/1997	2/27/1998	10/10/2003

Nasdaq symbol	ESGAX	ESGBX	ESGTX	ESGIX	ESGSX	ESGRX

Average annual
return*

1-year with sales
charge	-2.68%	-2.46%	1.58%	N/A	N/A	N/A

1-year w/o sales
charge	3.26%	2.54%	2.58%	3.56%	3.32%	3.06%

5-year	2.74%	2.88%	3.23%	4.26%	4.01%	4.00%

10-year	6.48%	6.70%	6.71%	7.28%	7.00%	7.14%

Maximum sales	5.75%	5.00%	1.00%	N/A	N/A	N/A
charge	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, B, C, IS and R prior to their inception is based on the performance of Class I, the original class offered. Historical performance for Classes I and IS prior to 11/24/97 is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for Classes I and IS expenses, respectively. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Strategic Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 3.26% for the twelve-month period ended September 30, 2006, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned 6.04% .

The fund seeks long-term capital growth.

Throughout the period, we remained overweighted in the energy and information technology sectors, while underweighting consumer discretionary and consumer staples. Within the energy sector, we emphasized oil services and exploration-and-production companies. While this focus helped support performance when oil and natural gas prices were rising, the emphasis hurt results in the latter weeks of the period, and for the entire fiscal year, when commodity prices started to recede in July. While earnings for these companies held up well, investors started to question future earnings projections through 2008 and stock valuations fell precipitously.

Our overweight in information technology helped support performance. Within this group, we focused on companies that would benefit from growth in wireless communications, increased corporate information technology spending, or strong product cycles. Our holdings in Qualcomm, Motorola and Texas Instruments are examples of companies that participate in the wireless space. Cisco and Oracle are examples of the beneficiaries of increased corporate investments in information technology. Apple Computer was a company that enjoyed continued success with its iPod products while starting to build market share for its MacIntosh computers. At the same time, we de-emphasized companies producing traditional personal computers or their components. For example, we liquidated our positions in Dell and Intel early in the fiscal year — decisions which helped performance. In other areas, within the financial sector we concentrated our holdings in brokers and asset managers. Within health care, we overweighted the service companies such as HMOs and pharmacy benefit managers. In consumer discretionary, we favored business turnarounds or companies which cater to the high-end consumer. Conversely, we tended to de-emphasize retailers whose customer bases were most vulnerable to the effects of high energy prices.

Our overweight allocation in the energy sector and our stock selection in the health care sector were the biggest detractors from performance for the fiscal year. The price of both crude oil and natural gas peaked and then fell during the latter part of the period. Our positions in energy-related companies such as Halliburton and Grant Prideco suffered as their stock prices followed the downward path of the commodity. Within health care, our holdings in HMOs United Healthcare and Aetna were poor performers. Investors became concerned over a more competitive pricing environment and potential future changes in government reimbursement levels.

Holdings within information technology and consumer discretionary were some of the biggest positive contributors to performance. Google, Apple, Oracle and Cisco each made positive contributions as did Federated Department Stores, Panera Bread Co. and Nordstrom. While our underweighting in industrials hurt relative performance, we had good selection within that sector, especially in the aerospace industry. We believed a combination of demand from emerging economies, new products and aging fleets would produce positive results in this industry. Aerospace investments that added to performance for the period included Boeing, Rockwell Collins and Precision Castparts.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2006, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 to September 30, 2006.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2006	9/30/2006	Period*

Actual
Class A	$ 1,000.00	$ 971.46	$ 5.29
Class B	$ 1,000.00	$ 968.05	$ 8.73
Class C	$ 1,000.00	$ 968.06	$ 8.73
Class I	$ 1,000.00	$ 972.74	$ 3.81
Class IS	$ 1,000.00	$ 971.64	$ 5.04
Class R	$ 1,000.00	$ 970.47	$ 6.37
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.70	$ 5.42
Class B	$ 1,000.00	$ 1,016.19	$ 8.95
Class C	$ 1,000.00	$ 1,016.19	$ 8.95
Class I	$ 1,000.00	$ 1,021.21	$ 3.90
Class IS	$ 1,000.00	$ 1,019.95	$ 5.16
Class R	$ 1,000.00	$ 1,018.60	$ 6.53

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.07% for Class A, 1.77% for Class B, 1.77% for Class C, 0.77% for Class I, 1.02% for Class IS and 1.29% for Class R), multiplied by the average account value over the period, multiplied by 183 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2006	2005	2004	2003	2002

Net asset value, beginning of period	$26.70	$23.65	$22.16	$18.86	$22.88

Income from investment operations
Net investment income (loss)	(0.02)	0.11	(0.04)[1]	(0.02)[1]	0.04[1]
Net realized and unrealized gains or losses on investments	0.89	3.06	1.53	3.35	(4.02)

Total from investment operations	0.87	3.17	1.49	3.33	(3.98)

Distributions to shareholders from
Net investment income	0	(0.12)	0[2]	(0.03)	(0.04)

Net asset value, end of period	$27.57	$26.70	$23.65	$22.16	$18.86

Total return[3]	3.26%	13.42%	6.73%	17.65%	(17.40%)

Ratios and supplemental data
Net assets, end of period (thousands)	$5,395	$5,259	$4,121	$7,031	$ 626
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.07%	1.08%	1.05%	1.06%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	1.07%	1.08%	1.08%	1.08%	1.10%
Net investment income (loss)	(0.06%)	0.38%	(0.16%)	(0.11%)	0.20%
Portfolio turnover rate	97%	173%	145%	206%	171%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

3 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2006	2005	2004	2003	2002

Net asset value, beginning of period	$26.00	$23.15	$21.84	$18.72	$22.83

Income from investment operations
Net investment income (loss)	(0.20)[1]	(0.08)	(0.22)[1]	(0.16)[1]	(0.15)[1]
Net realized and unrealized gains or losses on investments	0.86	3.00	1.53	3.29	(3.94)

Total from investment operations	0.66	2.92	1.31	3.13	(4.09)

Distributions to shareholders from
Net investment income	0	(0.07)	0	(0.01)	(0.02)

Net asset value, end of period	$26.66	$26.00	$23.15	$21.84	$18.72

Total return[2]	2.54%	12.61%	6.00%	16.72%	(17.93%)

Ratios and supplemental data
Net assets, end of period (thousands)	$2,682	$2,659	$2,407	$1,795	$ 474
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.77%	1.77%	1.78%	1.76%	1.76%
Expenses excluding waivers/reimbursements and expense reductions	1.77%	1.77%	1.78%	1.77%	1.85%
Net investment income (loss)	(0.76%)	(0.32%)	(0.94%)	(0.80%)	(0.68%)
Portfolio turnover rate	97%	173%	145%	206%	171%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2006	2005	2004	2003	2002

Net asset value, beginning of period	$26.00	$23.16	$21.85	$18.72	$22.84

Income from investment operations
Net investment income (loss)	(0.20)[1]	(0.06)[1]	(0.22)[1]	(0.17)[1]	(0.15)[1]
Net realized and unrealized gains or losses on investments	0.87	2.97	1.53	3.31	(3.95)

Total from investment operations	0.67	2.91	1.31	3.14	(4.10)

Distributions to shareholders from
Net investment income	0	(0.07)	0	(0.01)	(0.02)

Net asset value, end of period	$26.67	$26.00	$23.16	$21.85	$18.72

Total return[2]	2.58%	12.57%	6.00%	16.77%	(17.97%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,742	$1,705	$2,164	$1,916	$ 242
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.77%	1.77%	1.78%	1.77%	1.76%
Expenses excluding waivers/reimbursements and expense reductions	1.77%	1.77%	1.78%	1.78%	1.85%
Net investment income (loss)	(0.76%)	(0.25%)	(0.94%)	(0.80%)	(0.67%)
Portfolio turnover rate	97%	173%	145%	206%	171%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 26.89	$ 23.81	$ 22.26	$ 18.91	$ 22.89

Income from investment operations
Net investment income (loss)	0.07	0.18	0.02[1]	0.04[1]	0.07[1]
Net realized and unrealized gains or losses on investments	0.89	3.08	1.55	3.35	(3.99)

Total from investment operations	0.96	3.26	1.57	3.39	(3.92)

Distributions to shareholders from
Net investment income	(0.02)	(0.18)	(0.02)	(0.04)	(0.06)

Net asset value, end of period	$ 27.83	$ 26.89	$ 23.81	$ 22.26	$ 18.91

Total return	3.56%	13.74%	7.06%	17.93%	(17.16%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,389,589	$1,653,361	$1,392,850	$1,273,672	$845,179
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.77%	0.77%	0.78%	0.76%	0.76%
Expenses excluding waivers/reimbursements and expense reductions	0.77%	0.77%	0.78%	0.77%	0.85%
Net investment income (loss)	0.24%	0.69%	0.06%	0.21%	0.31%
Portfolio turnover rate	97%	173%	145%	206%	171%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS IS	2006	2005	2004	2003	2002

Net asset value, beginning of period	$ 26.53	$ 23.50	$ 22.00	$ 18.72	$ 22.71

Income from investment operations
Net investment income (loss)	0[1]	0.11[1]	(0.05)[1]	(0.01)[1]	0.01[1]
Net realized and unrealized gains or losses on investments	0.88	3.04	1.55	3.32	(3.96)

Total from investment operations	0.88	3.15	1.50	3.31	(3.95)

Distributions to shareholders from
Net investment income	0[2]	(0.12)	0[2]	(0.03)	(0.04)

Net asset value, end of period	$ 27.41	$ 26.53	$ 23.50	$ 22.00	$ 18.72

Total return	3.32%	13.44%	6.83%	17.68%	(17.40%)

Ratios and supplemental data
Net assets, end of period (thousands)	$15,791	$16,920	$16,905	$14,924	$14,142
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.02%	1.02%	1.03%	1.01%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	1.02%	1.02%	1.03%	1.02%	1.10%
Net investment income (loss)	(0.01%)	0.43%	(0.19%)	(0.04%)	0.04%
Portfolio turnover rate	97%	173%	145%	206%	171%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS R	2006	2005	2004[1]

Net asset value, beginning of period	$26.79	$23.77	$23.27

Income from investment operations
Net investment income (loss)	(0.07)[2]	0.13	(0.05)[2]
Net realized and unrealized gains or losses on investments	0.89	3.00	0.55

Total from investment operations	0.82	3.13	0.50

Distributions to shareholders from
Net investment income	0	(0.11)	0

Net asset value, end of period	$27.61	$26.79	$23.77

Total return	3.06%	13.18%	2.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 6	$ 7	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.28%	1.26%	1.05%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.28%	1.26%	1.05%[3]
Net investment income (loss)	(0.27%)	(0.03%)	(0.20%)[3]
Portfolio turnover rate	97%	173%	145%

1 For the period from October 10, 2003 (commencem ent of class operations), to September 30, 2004.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2006

	Shares	Value

COMMON STOCKS 97.5%
CONSUMER DISCRETIONARY 11.7%
Hotels, Restaurants & Leisure 3.3%
McDonald’s Corp.	599,875	$ 23,467,110
Starwood Hotels & Resorts Worldwide, Inc.	397,390	22,726,734

		46,193,844

Multi-line Retail 4.4%
Federated Department Stores, Inc.	414,430	17,907,520
Nordstrom, Inc.	456,875	19,325,813
Target Corp.	451,540	24,947,585

		62,180,918

Specialty Retail 2.5%
Best Buy Co., Inc.	484,490	25,949,285
Gap, Inc.	472,555	8,954,917

		34,904,202

Textiles, Apparel & Luxury Goods 1.5%
Coach, Inc. *	631,455	21,722,052

CONSUMER STAPLES 11.3%
Beverages 1.8%
PepsiCo, Inc.	396,550	25,878,853

Food & Staples Retailing 3.7%
Costco Wholesale Corp.	403,850	20,063,268
Wal-Mart Stores, Inc.	655,410	32,324,821

		52,388,089

Household Products 2.7%
Procter & Gamble Co.	604,798	37,485,380

Tobacco 3.1%
Altria Group, Inc.	578,680	44,297,954

ENERGY 7.4%
Energy Equipment & Services 6.4%
ENSCO International, Inc.	175,035	7,671,784
Grant Prideco, Inc. *	536,300	20,395,489
Halliburton Co.	666,170	18,952,536
National Oilwell Varco, Inc. *	353,625	20,704,744
Schlumberger, Ltd.	275,700	17,101,671
Transocean, Inc. *	87,295	6,392,613

		91,218,837

Oil, Gas & Consumable Fuels 1.0%
XTO Energy, Inc.	330,500	13,923,965

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2006

	Shares	Value

COMMON STOCKS continued
FINANCIALS 6.5%
Capital Markets 4.0%
Franklin Resources, Inc.	230,900	$ 24,417,675
Merrill Lynch & Co., Inc.	153,950	12,041,969
Morgan Stanley	286,200	20,866,842

		57,326,486

Insurance 2.5%
American International Group, Inc.	235,570	15,608,868
Prudential Financial, Inc.	256,875	19,586,719

		35,195,587

Real Estate Management & Development 0.0%
Franklin Capital Associates, LP (h)+ *	500,000	28,265

HEALTH CARE 15.6%
Biotechnology 5.7%
Amgen, Inc. *	325,720	23,298,752
Genentech, Inc. *	320,750	26,526,025
Gilead Sciences, Inc. *	451,020	30,985,074

		80,809,851

Health Care Equipment & Supplies 2.4%
Hologic, Inc. * (p)	449,500	19,562,240
Zimmer Holdings, Inc. *	204,685	13,816,237

		33,378,477

Health Care Providers & Services 5.0%
Aetna, Inc.	686,100	27,135,255
Cardinal Health, Inc.	217,650	14,308,311
UnitedHealth Group, Inc.	596,575	29,351,490

		70,795,056

Pharmaceuticals 2.5%
Allergan, Inc.	253,795	28,579,855
Wyeth	140,675	7,151,917

		35,731,772

INDUSTRIALS 18.0%
Aerospace & Defense 10.1%
Boeing Co.	446,920	35,239,642
Honeywell International, Inc.	476,175	19,475,557
Precision Castparts Corp.	339,775	21,460,189
Rockwell Collins Corp.	438,695	24,058,034
United Technologies Corp.	663,345	42,022,906

		142,256,328

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2006

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 2.2%
Emerson Electric Co.	372,250	$ 31,216,885

Industrial Conglomerates 5.1%
General Electric Co.	1,293,026	45,643,818
Textron, Inc.	304,830	26,672,625

		72,316,443

Machinery 0.6%
Trinity Industries, Inc. (p)	274,312	8,824,617

INFORMATION TECHNOLOGY 25.2%
Communications Equipment 10.1%
Cisco Systems, Inc. *	2,739,870	63,017,010
F5 Networks, Inc. *	139,515	7,494,746
Harris Corp.	453,260	20,165,537
Motorola, Inc.	1,034,510	25,862,750
QUALCOMM, Inc.	707,850	25,730,348

		142,270,391

Computers & Peripherals 3.9%
Apple Computer, Inc. *	409,185	31,519,520
EMC Corp. *	111,015	1,329,960
Hewlett-Packard Co.	599,925	22,011,248

		54,860,728

Internet Software & Services 2.9%
eBay, Inc. *	275,645	7,817,292
Google, Inc., Class A *	83,609	33,602,457

		41,419,749

IT Services 1.0%
Accenture, Ltd., Class A *	438,325	13,899,286

Semiconductors & Semiconductor Equipment 2.0%
Broadcom Corp., Class A *	212,310	6,441,485
Texas Instruments, Inc.	656,670	21,834,278

		28,275,763

Software 5.3%
Autodesk, Inc. *	772,300	26,860,594
Citrix Systems, Inc. *	200,500	7,260,105
Oracle Corp. *	2,328,700	41,311,138

		75,431,837

MATERIALS 0.8%
Metals & Mining 0.8%
Alcoa, Inc.	418,945	11,747,218

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2006

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
NeuStar, Inc., Class A * (p)	491,225	$ 13,631,494

Total Common Stocks (cost $1,262,336,035)		1,379,610,327

SHORT-TERM INVESTMENTS 4.1%
MUTUAL FUND SHARES 4.1%
Evergreen Institutional Money Market Fund ø	44,095,103	44,095,103
Navigator Prime Portfolio (pp)	14,803,205	14,803,205

Total Short-Term Investments (cost $58,898,308)		58,898,308

Total Investments (cost $1,321,234,343) 101.6%		1,438,508,635
Other Assets and Liabilities (1.6%)		(23,302,395)

Net Assets 100.0%		$ 1,415,206,240

*	Non-income producing security
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+	Security is deemed illiquid.
(p)	All or a portion of this security is on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.

The following table shows the percent of total long-term investments by sector as of September 30, 2006:
Information Technology	25.8%
Industrials	18.4%
Health Care	16.0%
Consumer Discretionary	12.0%
Consumer Staples	11.6%
Energy	7.6%
Financials	6.7%
Telecommunication Services	1.0%
Materials	0.9%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

Assets
Investments in securities, at value (cost $1,277,139,240) including $14,437,310 of
securities loaned	$ 1,394,413,532
Investments in affiliated money market fund, at value (cost $44,095,103)	44,095,103

Total investments	1,438,508,635
Receivable for Fund shares sold	217,983
Dividends receivable	1,467,812
Receivable for securities lending income	1,024
Prepaid expenses and other assets	68,187

Total assets	1,440,263,641

Liabilities
Payable for securities purchased	7,095,049
Payable for Fund shares redeemed	2,973,897
Payable for securities on loan	14,803,205
Advisory fee payable	72,591
Distribution Plan expenses payable	824
Due to other related parties	12,911
Accrued expenses and other liabilities	98,924

Total liabilities	25,057,401

Net assets	$ 1,415,206,240

Net assets represented by
Paid-in capital	$ 1,517,356,485
Undistributed net investment income	2,057,916
Accumulated net realized losses on investments	(221,482,453)
Net unrealized gains on investments	117,274,292

Total net assets	$ 1,415,206,240

Net assets consists of
Class A	$ 5,395,488
Class B	2,682,183
Class C	1,742,482
Class I	1,389,589,278
Class IS	15,791,011
Class R	5,798

Total net assets	$ 1,415,206,240

Shares outstanding (unlimited number of shares authorized)
Class A	195,678
Class B	100,604
Class C	65,341
Class I	49,923,145
Class IS	576,030
Class R	210

Net asset value per share
Class A	$ 27.57
Class A—Offering price (based on sales charge of 5.75%)	$ 29.25
Class B	$ 26.66
Class C	$ 26.67
Class I	$ 27.83
Class IS	$ 27.41
Class R	$ 27.61

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2006

Investment income
Dividends	$ 13,779,435
Income from affiliate	2,072,475
Securities lending	110,024

Total investment income	15,961,934

Expenses
Advisory fee	9,756,944
Distribution Plan expenses
Class A	17,056
Class B	27,770
Class C	18,763
Class IS	42,964
Class R	39
Administrative services fee	1,577,700
Transfer agent fees	203,986
Trustees’ fees and expenses	22,172
Printing and postage expenses	64,319
Custodian and accounting fees	430,210
Registration and filing fees	63,602
Professional fees	47,917
Interest expense	507
Other	7,118

Total expenses	12,281,067
Less: Expense reductions	(29,187)

Net expenses	12,251,880

Net investment income	3,710,054

Net realized and unrealized gains or losses on investments
Net realized gains on investments	100,539,580
Net change in unrealized gains or losses on investments	(50,831,470)

Net realized and unrealized gains or losses on investments	49,708,110

Net increase in net assets resulting from operations	$ 53,418,164

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2006		2005

Operations
Net investment income	$ 3,710,054		$ 10,936,070
Net realized gains on investments		100,539,580		114,811,962
Net change in unrealized gains or
losses on investments		(50,831,470)		75,916,022

Net increase in net assets resulting
from operations		53,418,164		201,664,054

Distributions to shareholders from
Net investment income
Class A		0		(20,518)
Class B		0		(6,241)
Class C		0		(6,067)
Class I		(1,050,990)		(10,898,646)
Class IS		(1,351)		(79,400)
Class R		0		(7)

Total distributions to shareholders		(1,052,341)		(11,010,879)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	86,416	2,352,248	94,803	2,441,578
Class B	24,178	648,056	34,399	846,888
Class C	20,787	552,755	10,105	255,560
Class I	5,685,028	156,497,301	12,211,011	312,343,312
Class IS	272,614	7,377,100	639,645	16,228,413
Class R	92	2,558	286	7,331

		167,430,018		332,123,082

Net asset value of shares issued in
reinvestment of distributions
Class A	0	0	727	18,374
Class B	0	0	228	5,578
Class C	0	0	222	5,433
Class I	9,798	273,456	110,613	2,841,028
Class IS	36	1,001	2,085	52,294

		274,457		2,922,707

Automatic conversion of Class B
shares to Class A shares
Class A	2,266	61,135	2,549	65,097
Class B	(2,336)	(61,135)	(2,610)	(65,097)

		0		0

Payment for shares redeemed
Class A	(89,999)	(2,461,660)	(75,315)	(1,895,349)
Class B	(23,525)	(625,558)	(33,692)	(828,069)
Class C	(20,997)	(557,781)	(38,241)	(958,712)
Class I	(17,256,927)	(472,079,940)	(12,223,532)	(315,226,444)
Class IS	(334,302)	(9,046,419)	(723,541)	(18,551,819)
Class R	(160)	(4,345)	(51)	(1,352)

		(484,775,703)		(337,461,745)

Net asset value of shares issued
in acquisition
Class I	0	0	2,886,291	73,225,955

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30,
	2006	2005

Capital share transactions
continued
Net increase (decrease) in net assets
resulting from capital share
transactions	$ (317,071,228)	$ 70,809,999

Total increase (decrease) in net assets	(264,705,405)	261,463,174
Net assets
Beginning of period	1,679,911,645	1,418,448,471

End of period	$ 1,415,206,240	$ 1,679,911,645

Undistributed (overdistributed) net
investment income	$ 2,057,916	$ (544,738)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Strategic Growth Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I, Class IS and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from real estate investment trusts. During the year ended September 30, 2006, the following amounts were reclassified:

Paid-in capital	$ (17,307)
Undistributed net investment income	(55,059)
Accumulated net realized losses on investments	72,366

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.55% as average daily net assets increase.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as

NOTES TO FINANCIAL STATEMENTS continued

the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2006, the Fund paid brokerage commissions of $16,616 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2006, EIS received $2,152 from the sale of Class A shares and $6,492 and $200 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Growth Fund in a tax-free exchange for Class I shares of the Fund. Shares were issued to SouthTrust Growth Fund at an exchange ratio of 0.29 for Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $14,606,229. The aggregate net assets of the Fund and SouthTrust Growth Fund immediately prior to the acquisition were $1,575,479,499 and $73,225,955, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,648,705,454.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,501,269,219 and $1,820,825,881, respectively, for the year ended September 30, 2006.

During the year ended September 30, 2006, the Fund loaned securities to certain brokers. At September 30, 2006, the value of securities on loan and the value of collateral amounted to $14,437,310 and $14,803,205, respectively.

On September 30, 2006, the aggregate cost of securities for federal income tax purposes was $1,324,664,369. The gross unrealized appreciation and depreciation on securities based on tax cost was $163,676,432 and $49,832,166, respectively, with a net unrealized appreciation of $113,844,266.

NOTES TO FINANCIAL STATEMENTS continued

As of September 30, 2006, the Fund had $218,052,427 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2008	2009	2010	2011

$ 44,488,008	$11,663,720	$17,467,861	$ 144,432,838

Utilization of these capital loss carryovers could be subject to limitations in future years in accordance with income tax regulations. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers may be limited in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Ordinary Income	Appreciation	Carryovers

$ 2,057,916	$113,844,266	$ 218,052,427

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $1,052,341 and $11,010,879 of ordinary income for the years ended September 30, 2006 and September 30, 2005, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09% .

During the year ended September 30, 2006, the Fund had average borrowings outstanding of $8,697 at an average rate of 5.83% and paid interest of $507.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund,

NOTES TO FINANCIAL STATEMENTS continued

EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109

(“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as

NOTES TO FINANCIAL STATEMENTS continued

of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Strategic Growth Fund, a series of Evergreen Select Equity Trust, as of September 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Strategic Growth Fund as of September 30, 2006, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2006

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2006 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2006, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2006 year-end tax information will be reported to you on your 2006 Form 1099-DIV, which shall be provided to you in early 2007.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2006, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Strategic Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2005. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2005.

In spring 2006, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Lipper. In certain instances, the Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding brokerage practices of the funds, information regarding closed-end fund discounts to net asset value, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met in person with representatives of EIMC in early September. At a meeting of

ADDITIONAL INFORMATION (unaudited) continued

the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the funds pay investment advisory fees, the total expense ratios of the funds, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Lipper showed the fees paid by each fund and each fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the funds in comparison to other similar mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

Where EIMC or its affiliates provide to other clients advisory services that are comparable to the advisory services provided to a fund, the Trustees considered information regarding the rates at which those other clients pay advisory fees. Fees charged by EIMC to those other clients were generally lower than those charged to the funds. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and

ADDITIONAL INFORMATION (unaudited) continued

its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of other accounts managed by EIMC and its affiliates.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC and noted that the funds’ transfer agent had received Dalbar’s Mutual Fund Service Award for services provided to shareholders and Dalbar’s Financial Intermediary Service Quality Evaluation Award for services to broker-dealer representatives on a post-sale support basis. They reviewed information presented to them showing generally that the transfer agency fees charged to the funds were generally consistent with industry norms, and that transfer agency fees for a number of the funds had recently declined, or were expected to in the near future.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds (other than the closed-end funds) and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. They noted that recent enhancements to those functions appeared generally appropriate, but considered that the enhancement process is an on-going one and that they would continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded,

ADDITIONAL INFORMATION (unaudited) continued

within the context of their overall conclusions regarding the funds’ advisory agreements, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

The Trustees noted that the Fund had experienced relative underperformance over the one- and three-year periods ended May 31, 2006. EIMC reported to the Trustees that it believed the decline was attributable to a period of market performance that disfavored a number of the Fund’s investments, but that EIMC had confidence in the Fund’s portfolio management team and approach going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s advisory fees and/or its total expense ratio were higher than many or most other mutual funds in the same Lipper peer group. However, in each case, the Trustees determined that the level of fees was not such as to prevent the continuation of the advisory agreement.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Vice President and Treasurer, State Street Research & Management Company (investment
Other directorships: None	advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee,
DOB: 10/23/1938	Mentor Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies,
Other directorships: None	LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former
DOB: 6/2/1947	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[5]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1	Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

4	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

5	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $258 billion in assets as of September 30, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the seventh consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2005, Evergreen was ranked fifth overall out of 38 participating companies.

571534 rv2 11/2006

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

571534 rv2 11/2006

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the two series of the Registrant’s annual financial statements for the fiscal years ended September 30, 2006 and September 30, 2005, and fees billed for other services rendered by KPMG LLP.

	2006	2005
Audit fees	$ 47,100	$44,895
Audit-related fees (1)	0	4,800

Audit and audit-related fees	47,100	49,695
Tax fees (2)	4,250	750
Non-audit fees (3)	665,575	850,575
All other fees	0	0

Total fees	$716,925	$901,020

(1) Audit-related fees consists principally of fees for any merger related activity.

(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(3) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Equity Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: ______________________
Dennis H. Ferro,
Principal Executive Officer

Date: November 28, 2006

By: ________________________
Jeremy DePalma
Principal Financial Officer

Date: November 28, 2006